SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        April 28, 2001
                                                  ----------------------------


                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)


           Connecticut                                 06-1514263
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    (State or other jurisdiction           (IRS Employer Identification No.)
          of incorporation)

5 Bissell Street, Lakeville, Connecticut                 06039-1868
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(Address of principal executive offices)                 (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
                                                      --------------

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                                      -2-

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.  Other Events.
         -------------

            Annual Meeting of Shareholders of Salisbury Bancorp, Inc.
            ---------------------------------------------------------

     The  Annual  Meeting  of  Shareholders  of  Salisbury  Bancorp,  Inc.  (the
"Company"), the holding company for Salisbury Bank and Trust Company (the "Bank") was held on Saturday, April 28, 2001. Shareholders voted on the election of directors, the ratification of the appointment of independent auditors and approval of the directors' stock retainer plan.

     The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Each of the four nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve until their term expires or their successors are elected and qualified.

         The vote for electing nominees as directors was as follows:


                                                                   Withholding
                                                      For           Authority

John F. Perotti          Number of Shares:         1,141,928           8,170
(three (3) year term)    Percentage of
                         Shares Voted:                 99.3%             .7%
                         Percentage of Shares
                         Entitled to Vote:             79.1%             .6%


                                                                   Withholding
                                                     For            Authority

Craig E. Toensing        Number of Shares:         1,141,140           9,958
(three (3) year term)    Percentage of
                         Shares Voted:                 99.2%             .8%
                         Percentage of Shares
                         Entitled to Vote:             79.0%             .7%


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                                       -3-

                                                                   Withholding
                                                      For           Authority


Michael A. Varet           Number of Shares:         1,147,616          2,482
(three (3) year term)      Percentage of
                           Shares Voted:                 99.8%            .2%
                           Percentage of Shares
                           Entitled to Vote:             79.5%            .2%


                                                                   Withholding
                                                      For           Authority


Nancy F. Humphreys         Number of Shares:         1,147,616          2,482
(one (1) year term)        Percentage of
                           Shares Voted:                 99.8%            .2%
                           Percentage of Shares
                           Entitled to Vote:             79.5%            .2%


                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Bank for the year ending December 31, 2001 was approved because the votes for such appointment exceeded the votes against such appointment.

          The vote to ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors for the year ending December 31, 2001 was as follows:


                                           For         Against       Abstain

         Number of Votes:               1,134,402       1,836         13,860
         Percentage of Shares Voted:        98.7%         .2%           1.1%
         Percentage of Shares
         Entitled to Vote:                  78.6%         .2%            .9%

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                                       -4-

                                   PROPOSAL 3
                 APPROVAL OF THE DIRECTORS' STOCK RETAINER PLAN

The Directors' Stock Retainer Plan was approved as votes for the plan exceeded the votes against the plan.

     The vote to approve the Directors' Stock Retainer Plan was as follows:

                                           For         Against      Abstain

         Number of Votes:                 986,709      86,464        76,925
         Percentage of Shares Voted:        85.8%        7.6%          6.6%
         Percentage of Shares
         Entitled to Vote:                  68.4%        6.0%          5.3%


                 Election of Chairman of the Board of Directors

     Following the Meeting of Shareholders, at the organizational meetings of the Board of Directors of the Company and the Bank, the Board of Directors of the Company elected John R. H. Blum, Chairman of the Board of Directors of Salisbury Bancorp, Inc. The Board of Directors of the Bank also elected Mr. Blum, Chairman of the Board of Directors of Salisbury Bank and Trust Company. The Chairman serves at the pleasure of each Board during a term expiring at the organizational meeting of the Board following the Annual Meeting of Shareholders.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   May 1, 2001                       SALISBURY BANCORP, INC.


                                           By:    /s/ John F. Perotti
                                              ---------------------------------
                                               John F. Perotti, President and
                                                  Chief Executive Officer